SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): January 5, 2007


Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P.
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          (Exact name of registrant as specified in its charter)


        Delaware                           94-3094910
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(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification Number)


1107 Investment Boulevard, Suite 180
El Dorado Hills, California                                95762
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(Address of principal executive offices)                 (Zip Code)


                               (916) 941-1400
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              Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets
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On December 29, 2006, the Technology Funding Venture Partners IV Liquidating
Trust (the "Trust" or the "Assignor"), the successor entity to Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P. (the "Partnership"), executed a Bill of Sale, Assignment, Acceptance and Assumption Agreement with Technology Funding Ltd., (the "Assignee") or its nominees, including but not limited to Technology Funding Group, LLC and/or Dakota Equities, LLC, and Technology Funding Capital Corp. ("TFCC"). The Assignee paid a total of $353 for illiquid assets with Fair Values totaling $0 at December 29, 2006, and $6,822 for 4,705 shares of Qualmark Inc., a publicly traded security, based on the closing sales price in the over-the-counter market on December 29, 2006. The Bill of Sale, Assignment, Acceptance and Assumption Agreement ("Agreement") is attached hereto as an exhibit to this Current Report on Form 8-K. The First Amendment to the Agreement correcting an error in the amount due to the Trust for Qualmark is also attached.

Pursuant to Section 3.2 of the Liquidating Trust Agreement, the Trustee shall pay from the Trust Estate or otherwise discharge or provide for all proper claims against expenses, charges, liabilities and obligations of the Trust Estate, including without limitation interest, taxes, assessments, public charges of every kind and nature, and costs, charges and expenses in connection with or growing out of the execution or administration of this Trust and such other payments and disbursements as are provided for in the Trust Agreement or which may be determined by the Trustee to be a proper charge against the Trust Estate, including any and all obligations and liabilities of the Partnership as of the date hereof or which arise thereafter. The Trustee, in its sole discretion, may make provision by reserve or otherwise out of the Trust Estate for such amounts as may be determined by the Trustee to be necessary or advisable to meet present or future liabilities of the Trust, whether fixed or contingent, previously known or unknown. In that regard, the Trust entered into a "Settlement Agreement and General Release" with a former officer and partner of the Managing General Partners of the Partnership and made a payment of $30,000 to settle any claims for indemnification that such person might have against the Partnership and/or the Trust.

The Trustee has determined that the Trust Assets are not sufficient to meet present and future liabilities of the Trust and has terminated the Trust effective December 29, 2006, with this Bill of Sale, Assignment, Acceptance and Assumption Agreement.

Tax reporting information for the period ending July 7, 2006, the termination date of the Partnership, plus tax reporting information for the period from July 8, 2006, to December 29, 2006, covering the operation of the Trust will be mailed to the Limited Partners / Beneficiaries in February 2007. Beneficiaries will also receive by April 2007 an unaudited annual report showing assets and liabilities of the Trust and receipts and disbursements of the Trustee with respect to the Trust for the period ended December 29, 2006. This same report will be filed with the SEC under cover of Form 10-K.

Item 9.01.        Financial Statements And Exhibits

(c) Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K:

99.1   Bill of Sale, Assignment, Acceptance and Assumption Agreement.
99.2 Exhibit A to the Bill of Sale, Assignment, Acceptance and Assumption Agreement.
99.3 First Amendment to the Bill of Sale, Assignment, Acceptance and Assumption Agreement.


                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING VENTURE PARTNERS IV, AN AGGRESSIVE GROWTH FUND L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  January 5, 2007             By:  /s/ Charles R. Kokesh
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                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc., and Managing General
                                     Partner of Technology Funding Ltd.